Supplement Dated July 24, 2014

to the

Prospectus Dated May 1, 2014 for Scudder DestinationsSM Annuity

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1.	Pursuant to right reserved in the Contract to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits shown in the contract or certificate schedule, effective August 1, 2014, the maximum total Purchase Payments under the Contracts, is reduced from $1,000,000 to $10,000. This modification is reflected in the following revisions to the disclosure contained in your Prospectus:

a.	The third paragraph under “Summary” on page 7 of your Prospectus is hereby modified to read as follows:

“Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. Any allocation you make to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contracts is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits.”

b.	The first paragraph under “A. General Information” on page 26 of your Prospectus is hereby modified to read as follows:

“This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contracts is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.”

2.

Also effective on and after August 1, 2014, Zurich American Life Insurance Company will not accept rollovers or transfers into Qualified Plan Contracts. This modification is reflected in the following revision to the disclosure contained in your Prospectus:

The last paragraph under “Summary” on page 8 of your Prospectus is hereby deleted in its entirety and replaced with the following paragraph:

“The Contract was available for purchase in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. Effective on and after August 1, 2014, we will not accept rollovers or transfers into Qualified Plan Contracts. The Contract was also available for purchase in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.”

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.

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